

# THIRD QUARTER FISCAL 2021 RESULTS

CONFERENCE CALL PRESENTATION

April 22, 2021

# DISCLAIMER

## Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used. Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control. These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; information technology security threats and computer crime; reliance on key customers; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; failure of an acquisition or acquired company to achieve its plans or objectives generally; unexpected difficulties in integrating acquired businesses; the ability to retain key employees, including key employees of acquired businesses; unfavorable economic and market conditions; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; and the other risk factors LSI describes from time to time in SEC filings. You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

©2021 LSI INDUSTRIES

# KEY MESSAGES

## Third Quarter Fiscal 2021 Results

### Advancing Business Transformation

Continued strategic focus on higher margin vertical market applications, customer driven new product development, manufacturing excellence and disciplined capital management

### Return to y/y revenue growth, driven by Graphics segment

Graphics segment revenue increased 20% y/y supported by demand for digital graphics solutions; Lighting segment revenue market recovery continues as sales gap to prior year narrows

### Broad-based y/y gross margin rate expansion

Multiple factors contributing to 230 bps of adjusted gross margin rate expansion on a year-over-year basis

### Stable Free Cash Flow Supports Growth in Liquidity

Generated $10.6 million of free cash flow in F3Q21; no long-term debt outstanding; total cash and credit facility availability of $123.5 million at end of F3Q21*(1)*

### Organic/Inorganic Focus to Drive Commercial Expansion

Focused on new product development launches and product marketing programs; identifying ways to increase "share of wallet" in target verticals

### Improving market conditions entering F4Q21

Entering F4Q21 with momentum, as evidenced by increased project quotations and inquiry levels during the fiscal third quarter

(1) On March 30, 2021, LSI extended the maturity of its revolving credit facility from March 2022 to March 2026 and increased total availability by $25 million to $100 million.

# CONSOLIDATED FINANCIAL RESULTS

## Year-over-year improvement across all key financial metrics as recovery accelerates

- Return to y/y net sales growth in F3Q21 driven by continued growth in digital QSR program

- Higher operating income driven by 230 bps improvement in gross margin and 7% y/y decline in SG&A

**Total Net Sales ($M)**



Return to y/y growth in consolidated net sales
$71.0
$72.2
F3Q20
F3Q21

**Operating Income ($M)**



$3.0 million y/y improvement
$2.6
($0.5)
$2.1
$2.5
F3Q20
F3Q21
Reported Operating Income
Adjusted Operating Income

**Net Income ($M)**



$2.9 million y/y improvement
$1.9
EPS $0.07
EPS ($0.04)
($1.1)
$1.5
EPS $0.05
$1.8
EPS $0.07
F3Q20
F3Q21
Reported Net Income
Adjusted Net Income

**Non-GAAP Adjusted EBITDA ($M)**



Significant improvement in F3Q20 Adjusted EBITDA
$1.6
$4.4
F3Q20
F3Q21

©2021 LSI INDUSTRIES

# LIGHTING SEGMENT UPDATE

## Recovery continues as pandemic restrictions loosen; key indicators improving

- Sales gap to prior year has improved each quarter of the fiscal year
- Project quotation levels above prior-year period, with measurable increase in geographic regions where construction activity was previously restricted
- Strong earnings improvement driven by continued increase in gross margin rate

**Lighting Segment Sales ($M)**



Lingering pandemic-related impact, sales mix shift
$49.0
$45.7
F3Q20
F3Q21

**Lighting Segment Gross Margin ($M)**



530 bps y/y improvement to 31.0% of sales
25.7%
31.0%
F3Q20
F3Q21

**Lighting Segment Adj. Operating Income ($M)**



Higher-margin sales mix, improved cost efficiencies
$1.1
$3.8
F3Q20
F3Q21

**Lighting Segment Adjusted EBITDA ($M)**



96% y/y improvement in segment Adjusted EBITDA
$2.7
$5.4
F3Q20
F3Q21

©2021 LSI INDUSTRIES

# GRAPHICS SEGMENT UPDATE

## Positive momentum supported by improving activity in multiple verticals

- 20% y/y growth in segment sales driven by digital QSR demand; More than 4,000 additional site installations extending through June 2022 under $100 million QSR customer program
- Petroleum backlog remains strong, as are design requests for new programs
- Continuing to see increasing renovation opportunities in the grocery vertical
- Growth initiatives include focus on increasing "share of wallet" in key verticals

**Graphics Segment Sales ($M)**

20% y/y growth in sales



$22.0
$26.5
F3Q20
F3Q21

**Graphics Segment Gross Margin ($M)**

120 bps y/y decline to 14.9% of sales



16.1%
14.9%
F3Q20
F3Q21

**Graphics Segment Adj. Operating Income ($M)**

28% y/y growth in adj. operating income



$1.0
$1.2
F3Q20
F3Q21

**Graphics Segment Adjusted EBITDA ($M)**

15% y/y growth in adj. EBITDA



$1.3
$1.5
F3Q20
F3Q21

©2021 LSI INDUSTRIES

# IMPROVED WORKING CAPITAL MANAGEMENT

## Non-cash working capital declined more than 30% y/y

- Close monitoring of all non-cash working capital – generated 32% y/y reduction; inventory dollars declined 7% y/y
- Successfully managing global supply chain challenges with multiple disruptions; will continue strong focus in F4Q21
- Maintaining inventory levels for critical components in advance of ongoing market recovery

**Total Working Capital ($M)**



Non-cash working capital declined 32% y/y
$0.8
$55.6
$23.5
$37.6
F3Q20
F3Q21
Non-Cash Working Capital
Reported Cash Balance

**Total Inventory ($M)**



Inventory dollars declined 7% y/y
$43.6
$40.4
F3Q20
F3Q21

# STABLE FREE CASH FLOW GENERATION

## Generated $35M of TTM Free Cash Flow, and increase of nearly 70% y/y

- Generated nearly $35 million in free cash flow, less asset sales, on a TTM basis
- As noted, prior-year free cash flow contains cash proceeds from facilities sales
- Continue to build cash and liquidity to support potential organic and inorganic growth opportunities



Free Cash Flow – F3Q20 vs. F3Q21 ($M)
$3.5
($4.2)
$10.6
$10.6
F3Q20
F3Q21



Free Cash Flow – TTM F3Q20 vs. TTM F3Q21 ($M)(1)
$40.4
$20.4
$34.6
$34.5
TTM F3Q20
TTM F3Q21
Free Cash Flow, Including Asset Sales
Free Cash Flow, Excluding Asset Sales

(1) TTM F3Q20 includes $20.0 million of cash proceeds from the sale of assets

©2021 LSI INDUSTRIES

# DISCIPLINED BALANCE SHEET MANAGEMENT

## No long-term debt outstanding; ~$124M of cash & availability on LOC(1)

- Cash balance of $23.5 million at the end of F3Q21
- Amended current bank agreement to extend our revolving credit facility and increased total borrowing availability to $100 million
- Improved liquidity provides capital allocation flexibility to invest in strategic growth initiatives
- No long-term debt outstanding



Net Debt Outstanding ($M)
$62 million improvement to net cash positive in two years
($38.6)
($21.6)
($9.2)
($7.1)
$3.5
$9.5
$13.6
$23.5
F4Q19
F1Q20
F2Q20
F3Q20
F4Q20
F1Q21
F2Q21
F3Q21

(1) Cash and availability includes: (a) $23.5 million in cash and (b) $100.0 million senior secured revolving credit facility maturing March 2026 with no borrowings outstanding at the end of the fiscal third quarter 2021

©2021 LSI INDUSTRIES

# INVESTMENT SUMMARY

## American-Made Company Positioned for Profitable Growth

**EXPAND**
Our Vertical Focus

**CHANGE**
Our Customer Engagement

**BUILD**
Services Business

**GROW**
Through Acquisition

- **Integrated** Lighting / Graphics Solutions Company with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation** With Entrenched Position in Target Vertical Market Applications; Selectively Expanding; ***Where We Focus, We Win***
- Multi-year Focus on Migration to **Higher Value Solutions**, Away from Commodity
- Strengthened **End-User** Customer Engagement
- **Free Cash Flow Positive**, Ample Cash / Liquidity to Support Growth
- **Exceptional Management** Team Experienced in Change Management and Execution


Exxon
Exxon

APPENDIX

# STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the three months ended December 31, 2020 and 2019. Operating income, net income and earnings per share, which exclude the impact of restructuring and plant closure (gains) costs and stock compensation expense are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA) and Free Cash Flow. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA and Free Cash Flow.

©2021 LSI INDUSTRIES

# Non-GAAP RECONCILIATION

| LSI Industries | Q3 2020 | Q2 2021 | Q3 2021 |
|---|---|---|---|
| Operating Income | 2,631 | 2,686 | 2,096 |
| Restructuring and plant closure costs (gains) | (3,055) | - | - |
| Severance costs | 19 | 21 | - |
| Stock compensation expense | (103) | 397 | 415 |
| **Adjusted Operating Income** | **(508)** | **3,104** | **2,511** |
| Depreciation and amortization | 2,080 | 1,990 | 1,920 |
| **Adjusted EBITDA** | **1,572** | **5,094** | **4,431** |
| Operating Margin | -0.7% | 4.1% | 3.5% |

| Lighting Segment | Q3 2020 | Q2 2021 | Q3 2021 |
|---|---|---|---|
| Net Sales [a] | 49,013 | 45,126 | 45,740 |
| Operating Income | 1,102 | 2,134 | 3,797 |
| Restructuring and plant closure costs (gains) | (23) | - | - |
| Severance costs | - | 2 | - |
| Stock compensation expense | 16 | 71 | 24 |
| **Adjusted Operating Income** | **1,095** | **2,207** | **3,821** |
| Depreciation and amortization | 1,650 | 1,610 | 1,566 |
| **Adjusted EBITDA [b]** | **2,745** | **3,817** | **5,387** |
| **Adjusted EBITDA Margin % [b] / [a]** | **5.6%** | **8.5%** | **11.8%** |

| Graphics Segment | Q3 2020 | Q2 2021 | Q3 2021 |
|---|---|---|---|
| Net Sales [c] | 21,997 | 31,261 | 26,464 |
| Operating Income | 4,015 | 3,143 | 1,230 |
| Restructuring and plant closure costs (gains) | (3,044) | - | - |
| Severance costs | 27 | 13 | - |
| Stock compensation expense | (28) | 9 | 8 |
| **Adjusted Operating Income** | **970** | **3,165** | **1,238** |
| Depreciation and amortization | 347 | 304 | 278 |
| **Adjusted EBITDA [d]** | **1,317** | **3,469** | **1,516** |
| **Adjusted EBITDA Margin % [d] / [c]** | **6.0%** | **11.1%** | **5.7%** |

| Corporate Segment | Q3 2020 | Q2 2021 | Q3 2021 |
|---|---|---|---|
| Operating Loss | (2,486) | (2,591) | (2,931) |
| Restructuring and plant closure costs (gains) | 12 | - | - |
| Severance costs | (8) | 6 | - |
| Stock compensation expense | (91) | 317 | 383 |
| **Adjusted Operating Loss** | **(2,573)** | **(2,268)** | **(2,548)** |
| Depreciation and amortization | 83 | 76 | 76 |
| **Adjusted EBITDA** | **(2,490)** | **(2,192)** | **(2,472)** |

©2021 LSI INDUSTRIES

# Non-GAAP RECONCILIATION

| LSI Industries | Q4 2019 | Q1 2020 | Q2 2020 | Q3 2020 | Q4 2020 | Q1 2021 | Q2 2021 | Q3 2021 |
|---|---|---|---|---|---|---|---|---|
| | | | | | | | | |
| Debt | 39,541 | 23,181 | 10,437 | 7,919 | - | - | - | - |
| Less: | | | | | | | | |
| Cash | 966 | 1,579 | 1,248 | 820 | 3,517 | 9,463 | 13,584 | 23,528 |
| | | | | | | | | |
| **Net Debt Outstanding** | 38,575 | 21,602 | 9,189 | 7,099 | (3,517) | (9,463) | (13,584) | (23,528) |

| LSI Industries | Q3 2020 | Q4 2020 | Q1 2021 | Q2 2021 | Q3 2021 |
|---|---|---|---|---|---|
| Net cash flows (used in) provided by operating activities | (3,806) | 12,613 | 7,639 | 5,778 | 11,217 |
| Purchases of property, plant, and equipment | (419) | (1,201) | (405) | (475) | (637) |
| Proceeds from sale of assets | 7,700 | 118 | - | - | - |
| **Free Cash Flow** | **3,475** | **11,530** | **7,234** | **5,303** | **10,580** |
| **TTM Free Cash Flow** | **40,427** | **28,785** | **22,239** | **27,542** | **34,647** |
| **Free Cash Flow, Excluding Asset Sales** | **(4,225)** | **11,412** | **7,234** | **5,303** | **10,580** |
| **TTM Free Cash Flow, Excluding Asset Sales** | **20,395** | **8,635** | **28,201** | **19,724** | **34,529** |

©2021 LSI INDUSTRIES

# Non-GAAP RECONCILIATION

| LSI Industries | Q3 2020 | Q3 2021 |
|---|---|---|
| Net Sales [a] | 71,010 | 72,204 |
| Gross Margin | 15,942 | 18,092 |
| Severance costs | 11 | - |
| Restructuring and plant closure costs (gains) | 223 | - |
| **Adjusted Gross Margin** [b] | **16,176** | **18,092** |
| **Adjusted Gross Margin** % [b] / [a] | 22.8% | 25.1% |

| Lighting Segment | Q3 2020 | Q3 2021 |
|---|---|---|
| Net Sales [a] | 49,013 | 45,740 |
| Gross Margin | 12,637 | 14,159 |
| Severance costs | - | - |
| Restructuring and plant closure costs (gains) | (23) | - |
| **Adjusted Gross Margin** [b] | **12,614** | **14,159** |
| **Adjusted Gross Margin** % [b] / [a] | **25.7%** | **31.0%** |

| Graphics Segment | Q3 2020 | Q3 2021 |
|---|---|---|
| Net Sales [c] | 21,997 | 26,464 |
| Gross Margin | 3,293 | 3,933 |
| Severance costs | 11 | - |
| Restructuring and plant closure costs (gains) | 246 | - |
| **Adjusted Gross Margin** [b] | **3,550** | **3,933** |
| **Adjusted Gross Margin** % [b] / [a] | **16.1%** | **14.9%** |

| Corporate Segment | Q3 2020 | Q3 2021 |
|---|---|---|
| Gross Margin | 12 | - |
| Severance costs | - | - |
| Restructuring and plant closure costs (gains) | - | - |
| **Adjusted Gross Margin** | **12** | - |

©2021 LSI INDUSTRIES

# Non-GAAP RECONCILIATION

| | Q3 2020 | | Q2 2021 | | Q3 2021 | |
|---|---|---|---|---|---|---|
| | | Diluted EPS | | Diluted EPS | | Diluted EPS |
| Net Income | $ 1,861 | $ 0.07 | $ 2,208 | $ 0.08 | $ 1,472 | $ 0.05 |
| Restructuring and plant closure (gains) costs | (2,565) | (0.10) | - | - | - | - |
| Severance costs | 16 | - | 17 | - | - | - |
| Stock compensation expense | (86) | - | 318 | 0.01 | 314 | 0.01 |
| Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes | (300) | (0.01) | - | - | 44 | - |
| **Net Income (Loss) Adjusted** | **$ (1,074)** | **$ (0.04)** | **$ 2,543** | **$ 0.09** | **$ 1,830** | **$ 0.07** |

©2021 LSI INDUSTRIES


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